SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
December 11, 2014
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)

(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event

On October 31, 2014 Benjamin A. Gilmore, II, a long-time member of the Board of Directors of Independent Bank Corp. (the “Company”) and Rockland Trust Company, the Company's wholly-owned commercial bank subsidiary (“Rockland Trust”), died following a long battle with cancer. At the time of his death Mr. Gilmore served as Chair of the Compensation Committee of the Board of Directors of the Company and of Rockland Trust.

On December 11, 2014 the Board of Directors of the Company and of Rockland Trust voted to:

•	decrease the size of the Board of Directors of both the Company and Rockland Trust from twelve to eleven;

•	decrease the number of Class II Directors on the Company’s Board of Directors from five to four; and,

•	reconstitute and appoint the Compensation Committee of the Board of Directors of the Company and of Rockland Trust, as follows:

Daniel F. O’Brien, Chair
Donna L. Abelli
Kevin J. Jones
Eileen C. Miskell

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: December 15, 2014	BY:/s/Edward Seksay
Edward Seksay
General Counsel